UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024 (November 15, 2024)

SOLUNA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40261	14-1462255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension
Albany, New York	12205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 216-9257

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 below, at the special meeting of stockholders (the “Special Meeting”) of the Company held on November 15, 2024, the Company’s stockholders approved an amendment (the “Amendment”) to the Soluna Holdings, Inc. Fourth Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) to change the calculation of shares authorized under the 2021 Plan. The 2021 Plan was adopted on February 12, 2021, and has been amended and restated on October 29, 2021, May 27, 2022, March 10, 2023, and May 30, 2024.

Detailed summaries of the Amendment to the 2021 Plan that was approved by the Company’s stockholders were included in the Company’s proxy statement for the Special Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2024 (the “Proxy Statement”) and is available at the SEC’s website at www.sec.gov. The terms and conditions of the 2021 Plan are described in detail in that proxy statement for the 2023 Annual Meeting of of Sockholders held on May 1, 2024, and as amended in the Proxy Statement. The foregoing description of the 2021 Plan is qualified in its entirety by the terms of the 2021 Plan, which is filed as an exhibit to the Annual Report for the year ended December 31, 2023 and the foregoing proxy statements.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Proposal 1:Potential Reservation and Issuance of Common Stock

At the Special Meeting, the Company’s stockholders voted on the approval of the reservation and issuance of shares of the Company’s Common Stock pursuant to a Standby Equity Purchase Agreement, dated August 12, 2024, entered into between us and YA II PN, LTD. (the “SEPA”) and pursuant to an amendment to the Securities Purchase Agreement (the “Series B Amendment”), and the associated certificate of designation, with the holder of the Company’s outstanding Series B Convertible Preferred Stock, to the extent that issuances under the SEPA and the Series B Amendment may exceed 20% of the Company’s total outstanding shares, which could trigger the share issuance cap under Rule 5635(d) of the Nasdaq Stock Market Rules (the “Exchange Cap”). The Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
3,359,403	100,952	3,357	0

Proposal 2: Approval of Amendment to 2021 Plan

At the Special Meeting, the Company’s stockholders voted on the approval of an amendment to the Soluna Holdings, Inc. 2021 Fourth Amended and Restated Stock Incentive Plan, which would change the calculation of the number of shares of common stock available for awards under the Plan. The Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
2,906,359	552,672	4,681	0

The results reported above are final voting results.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUNA HOLDINGS, INC.

Date: November 18, 2024	By:	/s/ John Tunison
John Tunison
Chief Financial Officer
(principal financial officer)